UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2007
ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of April 1, 2007, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A)
Origen Residential Securities, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-117573	20-1370314

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 644-5595

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (Registration No. 333-117573) in connection with various transactions. Legal opinions of Hunton & Williams LLP relating to the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Not applicable
     (b) Not applicable
     (c) Exhibits:

Exhibit No.	Description
5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIGEN RESIDENTIAL SECURITIES, INC. (Registrant)

By: Name: Title:	/s/ W. Anderson Geater W. Anderson Geater Director, Secretary and Treasurer
Dated: May 2, 2007

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page
1	5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

2	8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

3	23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)